Exhibit 99.1
L3Harris Technologies Appoints Sam Mehta, Proven Aerospace and Defense Executive, as President and Chief Executive Officer

Lewis Hay III Named Independent Chairman of the Board

Lauren Barnes Appointed President of Space & Mission Systems and Christopher Aebli Appointed President of Communications & Spectrum Dominance

Christopher Kubasik Steps Down as Chairman and CEO

Reaffirms 2026 Consolidated Revenue, Organic Growth, Segment Operating Margin, GAAP Earnings Per Share and Free Cash Flow

MELBOURNE, Fla., Aug. 17, 2026 — L3Harris Technologies (NYSE: LHX) today announced that its Board of Directors has appointed Sam Mehta as President and Chief Executive Officer and a member of the Board. In addition, Lewis Hay III, L3Harris’ Lead Independent Director, has been named Independent Chairman of the Board. Christopher Kubasik has stepped down as Chairman and CEO and as a member of the Board. These changes are effective immediately.

Mehta joined L3Harris in 2023 and has more than 25 years of strategic and operational leadership experience across the aerospace and defense industry. He is a member of the L3Harris executive team. In his most recent role as President of the Space & Mission Systems (SMS) and Communications & Spectrum Dominance (CSD) segments, he was responsible for business strategy, financial performance, successful execution and growth of the Company's largest segments to deliver integrated, mission-critical solutions across space, air, land, sea and cyber domains. The SMS and CSD segments comprise more than 80% of L3Harris’ total revenue.

Hay said, “Sam is a proven executive who brings deep knowledge of our business, priorities and culture, making him ideally suited to become President and CEO of L3Harris at this important time in our company’s and our nation’s history. Sam’s readiness to lead L3Harris reflects the Board’s robust succession planning and our focus on cultivating talent.”

Mehta said, “I am honored by the opportunity to serve as President and CEO of L3Harris. I look forward to working even more closely with my fellow senior leaders and my talented colleagues across the Company to support the needs of our country and our allies. Today, L3Harris has a portfolio purpose-built for the future of warfare, and we are well-positioned to continue executing our focused growth strategy as The Trusted Disruptor.”

Hay said, “I am pleased to assume the role of Independent Chairman of the Board of L3Harris. Working side by side with my fellow directors, Sam and the rest of L3Harris leadership, we are focused on delivering on our key priorities for the benefit of our customers, partners and shareholders.”

In connection with Mehta’s appointment as President and CEO, Lauren Barnes, President of Spectrum Superiority, has been appointed President of SMS and Christopher Aebli, President of Mission Critical Communications, has been appointed President of CSD, also effective immediately. Under the leadership of Kenneth Bedingfield, President of Missile Solutions, L3Harris remains committed to its previously announced $3 billion capital buildout to increase solid rocket motor production and strengthen its supply chain to address our nation’s urgent and critical needs.

Details of Kubasik’s Departure
Hay added, “Chris has overseen significant transformation during his tenure at L3Harris, and he has built a strong team to carry the business forward. However, our values guide the actions we take each day as The Trusted Disruptor and are at the center of everything we do. The Board and Chris have agreed that implementing our succession plan today is the right thing to do. We thank him for his service.”

The Company became aware of certain conduct by Kubasik that was not consistent with the values of the Company as outlined in its Code of Conduct. This conduct was unrelated to the Company’s financial reporting, controls, customer relationships or operational performance. Following its investigation of these matters with the assistance of independent counsel, the Board determined that it would be in the best interests of the Company to enter into a separation agreement with Kubasik.

Financial Update
L3Harris today reaffirmed 2026 consolidated revenue, organic growth, segment operating margin, GAAP earnings per share and free cash flow.

About Sam Mehta
Mehta joined L3Harris in January 2023 as President of the Communication Systems segment and a member of the Executive Management Team and became President of the SMS and CSD segments in March 2026. Prior to joining L3Harris, he was President, Advanced Structures for Collins Aerospace, a business unit of RTX Corporation. Before RTX Corporation, Mehta spent more than 17 years at Sikorsky Aircraft in leadership roles of increasing responsibility across general management, business development and operations.

About Lewis Hay III
Hay has been a member of the L3Harris and a predecessor board since 2002. He most recently served as our Lead Independent Director and serves as a member of our Nominating and Governance Committee. Hay previously served as an operating advisor for Clayton, Dubilier & Rice, LLC (2012-2026). He also held several senior leadership roles at NextEra Energy, Inc., including Executive Chairman (2012-2013), Chief Executive Officer

(2001-2012), Chairman (2002-2013), and President (2001-2006). Earlier, he served as President of NextEra Energy Resources, LLC (2000-2001). He joined NextEra Energy in 1999 as Vice President, Finance and Chief Financial Officer. He also served as Chief Executive Officer of Florida Power & Light Company (2002-2008). Hay is a member of the Board of Directors of Elevance Health, Inc. (since 2013) and served as a Director of Capital One Financial Corporation (2003-2019).

About Lauren Barnes
Barnes joined L3Harris Technologies in 2023 and most recently served as President of Spectrum Superiority. She previously served as President of the former Broadband Communications Systems and prior to that was Vice President, Program Management. Prior to joining L3Harris, Barnes held several roles of increasing responsibility at The Boeing Company, including St. Louis 777X Program Manager, T-7 Deputy Program Manager, Defense Logistics Services Program Manager, Chief of Staff for Government Operations in Washington, D.C. and Global Strike Strategy Manager.

About Christopher Aebli
Aebli joined L3Harris in 1991 and has held leadership roles across engineering, program management, sales and international business. He most recently served as President of the Mission Critical Communications sector. Over the course of his career, he has served in a number of senior leadership positions, including Vice President of DoD Sales, Vice President of the U.S. DoD business, Vice President of the International business, President of the legacy Global Communication Systems sector, and President of the legacy Tactical Communications sector. Before joining L3Harris, Aebli was an engineer at the Naval Underwater Systems Center. He serves on the boards of the Greater Rochester Chamber of Commerce and the United Way of Greater Rochester and the Finger Lakes.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Examples include, but are not limited to: planned investments and capacity expansion; 2026 guidance; the impact of the global security environment; projections of other financial items; and assumptions underlying any of the foregoing. Investors should not place undue reliance on forward-looking statements, which reflect management’s current expectations, estimates, projections, assumptions and information currently available to management, and are not guarantees of future performance or actual results. Important risks that could cause our results to differ materially from those expressed in or implied by these forward-looking statements or from our historical results include, but are not limited to, risks arising from: competitive markets; U.S. Government spending priorities; changes in contract mix; unilateral contract action by the U.S. Government or unexpected issues related to the Department of War’s investment in our subsidiary; uncertain economic conditions; future geo-political events; supply chain disruptions; indebtedness; interest rates and other market factors; and changes in effective tax rate or additional tax exposures. These and other important risks that could impact forward-looking statements are described more fully in the “Risk Factors” in our Form 10-K for fiscal 2025. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section, and we have no duty to and disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

About L3Harris Technologies
L3Harris is the Trusted Disruptor in defense tech. With customers’ mission-critical needs always in mind, our employees deliver end-to-end technology solutions connecting the space, air, land, sea and cyber domains in the interest of national security. Visit L3Harris.com for more information.

Investor Relations Contact:
Tony Calderon
InvestorRelations@L3Harris.com

Media Relations Contact:
Kaitlyn Arena
Media@L3Harris.com